UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 27, 2017
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2017 Annual Meeting of Shareholders of Boston Private Financial Holdings, Inc. (the “Company”) held on April 27, 2017, Clayton G. Deutsch, Mark F. Furlong, Joseph C. Guyaux, Deborah F. Kuenstner, Gloria C. Larson, John Morton III, Daniel P. Nolan, Kimberly S. Stevenson, Stephen M. Waters, Donna C. Wells, and Lizabeth H. Zlatkus were elected to serve until the Company’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified. In addition, at the meeting, the shareholders (a) approved an advisory, non-binding, resolution on the compensation of the Company’s named executive officers as disclosed in the Company’s 2017 Proxy Statement; (b) selected a frequency of every year for future shareholder advisory votes to approve the compensation of the Company’s named executive officers; and (c) ratified the selection of KPMG, LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

The voting results are set forth below.
(1)     Election of directors:

Director Nominee	For	Withheld	Broker Non-Votes
Clayton G. Deutsch	72,510,418	653,874	5,470,005
Mark F. Furlong	72,914,438	249,854	5,470,005
Joseph C. Guyaux	72,549,066	615,226	5,470,005
Deborah F. Kuenstner	72,060,696	1,103,596	5,470,005
Gloria C. Larson	72,660,083	504,209	5,470,005
John Morton III	72,911,460	252,832	5,470,005
Daniel P. Nolan	72,686,253	478,039	5,470,005
Kimberly S. Stevenson	72,884,499	279,793	5,470,005
Stephen M. Waters	72,324,112	840,180	5,470,005
Donna C. Wells	72,914,592	249,700	5,470,005
Lizabeth H. Zlatkus	72,700,546	463,746	5,470,005

(2)	Approval of an advisory, non-binding resolution on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
68,433,156	4,077,598	653,537	5,470,006

(3)     Selection of the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	57,803,245
2 Years	630,886
3 Years	14,681,100
Abstain	49,062
Broker Non-Votes	5,470,004

(4)     Ratification of the selection of KPMG, LLP as the Company’s independent registered public accounting firm for fiscal 2017:

For	Against	Abstain	Broker Non-Votes
78,155,939	459,458	18,900	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial and Administrative Officer
Date May 1, 2017